UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 1, 2019

TOWER INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34903	27-3679414
(State or Other	(Commission	(IRS Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

17672 Laurel Park Drive North, Suite 400E, Livonia, Michigan		48152
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (248) 675-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On March 1, 2019, Tower International, Inc. (the “Registrant”) consummated the previously announced sale of the stock of TA Holdings Europe B.V., the Registrant’s indirect wholly owned subsidiary, pursuant to the terms of a memorandum of understanding dated November 20, 2018 (the “MOU”) and a stock purchase agreement dated December 6, 2018 (the “Stock Purchase Agreement”) by and among the Registrant, Tower Automotive Holdings III Cooperatie U.A., Tower Automotive Holdings USA, LLC and Financière SNOP Dunois S.A. resulting in net proceeds of approximately $250 million to the Registrant.

The foregoing summaries of the MOU and SPA and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the MOU and SPA filed as Exhibits 10.66 and 10.67, respectively, of the Reigstrant’s Annual Report on Form 10-K filed by the Registrant on February 27, 2019, and are incorporated herein by reference.

The Registrant has omitted the inclusion of any pro forma financial information herein with respect to the sale of the European operations as it has previously reported the results of the disposed business as discontinued operations for all historical periods in its Annual Report on Form 10-K for the year ended December 31, 2018.

The registrant announced the closing of the transactions pursuant to the MOU and SPA in a press release disseminated on March 1, 2019. A copy of the press release is annexed hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

The following exhibits are furnished herewith:

Exhibit 10.1	Memorandum of Understanding, dated as of November 20, 2018 by and among the Registrant, Tower Automotive Holdings III Cooperatie U.A., Tower Automotive Holdings USA, LLC and Financière SNOP Dunois S.A. (incorporated by reference to Exhibit 10.66 to Registrant’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission on February 27, 2019).

Exhibit 10.2	Stock Purchase Agreement, dated as of December 6, 2018 by and among the Registrant, Tower Automotive Holdings III Cooperatie U.A., Tower Automotive Holdings USA, LLC and Financière SNOP Dunois S.A. (incorporated by reference to Exhibit 10.67 to Registrant’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission on February 27, 2019).

Exhibit 99.1	Registrant’s press release issued March 1, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWER INTERNATIONAL, INC.

By:	/s/Jeffrey Kersten

Name:	Jeffrey Kersten
Title:	Chief Financial Officer

Dated: March 1, 2019

EXHIBIT LIST

Exhibit 10.1	Memorandum of Understanding, dated as of November 20, 2018 by and among the Registrant, Tower Automotive Holdings III Cooperatie U.A., Tower Automotive Holdings USA, LLC and Financière SNOP Dunois S.A. (incorporated by reference to Exhibit 10.66 to Registrant’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission on February 27, 2019).

Exhibit 10.2	Stock Purchase Agreement, dated as of December 6, 2018 by and among the Registrant, Tower Automotive Holdings III Cooperatie U.A., Tower Automotive Holdings USA, LLC and Financière SNOP Dunois S.A. (incorporated by reference to Exhibit 10.67 to Registrant’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission on February 27, 2019).

Exhibit 99.1	Registrant’s press release issued March 1, 2019.

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